UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2022 (May 13, 2022)

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders of the Company was held on May 13, 2022. At the close of business on March 15, 2022, which was the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 560,435,917 outstanding shares of common stock eligible to vote at the Annual Meeting, constituting all of the outstanding voting securities of the Company.

(b) The results of the matters submitted to a stockholder vote at the Annual Meeting are as follows:

1. Election of Directors: Our stockholders elected the following ten directors to each serve a one-year term expiring on the date of the 2023 Annual Meeting of Stockholders or until his or her earlier resignation or successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non- Votes
Sharon Y. Bowen	477,044,942	420,712	439,701	26,663,892
Shantella E. Cooper	472,283,254	5,175,945	446,156	26,663,892
Duriya M. Farooqui	477,002,597	457,726	445,032	26,663,892
Lord Hague of Richmond	470,302,006	7,124,490	478,859	26,663,892
Mark F. Mulhern	467,609,418	9,841,097	454,840	26,663,892
Thomas E. Noonan	466,804,273	7,777,918	3,323,164	26,663,892
Caroline L. Silver	457,215,623	20,241,183	448,549	26,663,892
Jeffrey C. Sprecher	459,115,710	16,283,075	2,506,570	26,663,892
Judith A. Sprieser	453,896,697	23,565,507	443,151	26,663,892
Martha A. Tirinnanzi	477,006,625	423,981	474,749	26,663,892

2. Advisory Resolution on Executive Compensation: Our stockholders approved the proposal on executive compensation. As previously disclosed, our Board has determined to hold advisory votes on executive compensation annually.

For	Against	Abstain	Broker Non-Votes
419,672,128	57,217,601	1,015,626	26,663,892

3. Approval of the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan: Our stockholders approved the Intercontinental Exchange, Inc. 2022 Omnibus Employee Incentive Plan.

For	Against	Abstain	Broker Non-Votes
453,755,815	23,648,285	501,255	26,663,892

4. Approval of the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan: Our stockholders approved the Intercontinental Exchange, Inc. 2022 Omnibus Non-Employee Director Incentive Plan.

For	Against	Abstain	Broker Non-Votes
452,299,213	23,787,734	1,818,408	26,663,892

5. Approval of the Adoption of Amendments to the Company’s Current Certificate of Incorporation to Eliminate Supermajority Voting Provisions: Our stockholders approved the adoption of amendments to the Company’s current Certificate of Incorporation to eliminate supermajority voting provisions.

For	Against	Abstain	Broker Non-Votes
476,864,160	622,154	419,041	26,663,892

6. Approval of the Adoption of Amendments to the Company’s Current Certificate of Incorporation to Lower the Special Meeting Ownership Threshold to 20%: Our stockholders approved the adoption of amendments to the Company’s current Certificate of Incorporation to lower the special meeting ownership threshold to 20%.

For	Against	Abstain	Broker Non-Votes
440,742,694	36,204,429	958,232	26,663,892

7. Ratification of Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
486,565,814	17,592,544	410,889

8. Advisory Vote on Stockholder Proposal Regarding a Special Stockholder Meeting Improvement to Lower the Special Meeting Ownership Threshold to 10%: Our stockholders did not approve the stockholder proposal regarding a special stockholder meeting improvement to lower the special meeting ownership threshold to 10%.

For	Against	Abstain	Broker Non-Votes
235,987,634	241,243,561	674,160	26,663,892

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: May 17, 2022	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel